UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SELECTA BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐		Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Selecta Biosciences, Inc.

PROXY STATEMENT

Annual Meeting of Stockholders

June 15, 2018
9:00 am (Eastern Time)

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

April 25, 2018
To Our Stockholders:
You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Selecta Biosciences, Inc. (the "Company") to be held on Friday, June 15, 2018 at 9:00 a.m., Eastern Time. We are very pleased that our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SELB. You will also be able to vote your shares electronically at the Annual Meeting if you are a holder of record or have a legal proxy from your bank or brokerage firm.
We will be using the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement. Please see the section called “Who Can Attend the 2018 Annual Meeting of Stockholders?” on page 3 of the Proxy Statement for more information.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the online Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.

Sincerely,

/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement	1
Proposals	1
Recommendations of the Board	2
Information About This Proxy Statement	2

Questions and Answers About the 2018 Annual Meeting of Stockholders	3

Proposals to be Voted On	7
Proposal 1: Election of Directors	7
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	12

Report of the Audit Committee of the Board of Directors	13

Independent Registered Public Accounting Firm Fees and Other Matters	14

Executive Officers	16

Corporate Governance	18
General	18
Board Composition	18
Director Independence	18
Director Candidates	18
Communications from Stockholders	19
Board Leadership Structure and Role in Risk Oversight	19
Annual Board Evaluation	20
Code of Ethics	20
Attendance by Members of the Board of Directors at Meetings	20

Committees of the Board	21
Audit Committee	21
Compensation Committee	22
Nominating and Corporate Governance Committee	23

Executive and Director Compensation	24
Executive Compensation	24
2017 Summary Compensation Table	24
Narrative Disclosure to Compensation Table	24
Outstanding Equity Awards at 2017 Fiscal Year-End	26
Employment Agreements	27
Director Compensation	28
2017 Director Compensation Table	28
Equity Compensation Plan Information	29

Security Ownership of Certain Beneficial Owners and Management	30

Table of Contents continued

Certain Relationships	32

Section 16(a) Beneficial Ownership Reporting Compliance	34

Compensation Committee Interlocks and Insider Participation	35

Stockholders' Proposals	35

Other Matters	35

Solicitation of Proxies	36

Selecta Biosciences, Inc.'s Annual Report on Form 10-K	37

Notice of Annual Meeting of Stockholders
To Be Held Friday, June 15, 2018

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

The Annual Meeting of Stockholders (the “Annual Meeting”) of Selecta Biosciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on Friday, June 15, 2018, by virtual meeting online at www.virtualshareholdermeeting.com/SELB, for the following purposes:

To elect Omid Farokhzad, M.D., Amir Nashat, Ph.D., and Aymeric Sallin as Class II Directors to serve until the 2021 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock as of the close of business on April 20, 2018 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 480 Arsenal Way, Watertown, Massachusetts 02472 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the online Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ David Abraham
David Abraham
Chief Compliance Officer, General Counsel and Corporate Secretary

Watertown, Massachusetts
April 25, 2018

Proxy Statement

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MASSACHUSETTS 02472

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Selecta Biosciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 15, 2018 (the “Annual Meeting”), by virtual meeting online at www.virtualshareholdermeeting/SELB at 9:00 a.m., Eastern Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.0001 par value (“Common Stock”), as of the close of business on April 20, 2018 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 22,349,840 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) will be released on or about April 25, 2018 to our stockholders on the Record Date.
In this proxy statement, “Selecta”, “Company”, “we”, “us”, and “our” refer to Selecta Biosciences, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 15, 2018
This Proxy Statement and our 2017 Annual Report are available at http://www.proxyvote.com

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

To elect Omid Farokhzad, M.D., Amir Nashat, Ph.D., and Aymeric Sallin as Class II Directors to serve until the 2021 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

 The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote:

FOR the election of Omid Farokhzad, M.D., Amir Nashat, Ph.D., and Aymeric Sallin as Class II Directors; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Selecta’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Selecta is making this proxy statement and its 2017 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2018, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2017 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2017 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and received more than one copy of the Internet Notice, but wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2018 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 20, 2018. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 22,349,840 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares electronically at the online Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2018 Annual Meeting?

You may attend the online Annual Meeting only if you are a Selecta stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting/SELB. You also will be able to vote your shares electronically at the Annual Meeting if you are a stockholder of record or have a legal proxy from your bank or brokerage firm.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:55 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting/SELB.

You also will be able to vote your shares electronically at the Annual Meeting if you are a stockholder of record or have a legal proxy from your bank or brokerage firm.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call:

1 855-449-0991 (Toll Free)

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present online or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone - You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet - You can vote over the Internet at www.virtualshareholdermeeting/SELB by following the instructions on the Internet Notice or proxy card; or

•	by Mail - You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 14, 2018. The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting/SELB. To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares electronically at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy in order to vote.

Can I change my vote after I submit my proxy?

Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Corporate Secretary of the Company prior to or at the Annual Meeting; or

•	by voting electronically at the online Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your participation in the online Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote electronically at the online Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically at the online Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your online vote.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

 If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

 We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

 How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the 2018 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.

PROPOSALS TO BE VOTED ON - PROPOSAL 1
Election of Directors

At the Annual Meeting, three (3) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2021 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board, including three (3) Class II Directors. Our current Class II Directors are Omid Farokhzad, M.D., who has served on our Board since 2007, Amir Nashat, Ph.D., who has served on our Board since 2008, and Aymeric Sallin, who has served on our Board since 2008. All three members have been nominated for re-election as a Class II Director at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term expires at the 2020 Annual Meeting of Stockholders and whose subsequent term will expire at the 2023 Annual Meeting of Stockholders; Class II, whose current term expires at the 2018 Annual Meeting of Stockholders and whose new term will expire at the 2021 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2019 Annual Meeting of Stockholders and whose subsequent term will expire at the 2022 Annual Meeting of Stockholders. The current Class I Directors are Timothy Springer, Ph.D. and Patrick Zenner; the current Class II Directors are Omid Farokhzad, M.D., Amir Nashat, Ph.D. and Aymeric Sallin; and the current Class III Directors are Timothy Barabe, Werner Cautreels, Ph.D., and Peter Barton Hutt.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class II Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.

NOMINEES FOR CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Omid Farokhzad, M.D.	49	2007	Chairman of the Board
Amir Nashat, Ph.D.	45	2008	Director
Aymeric Sallin	44	2008	Director

The principal occupations and business experience, for at least the past five years, of each Class II nominee for election at the 2018 Annual Meeting are as follows:

OMID FAROKHZAD, M.D.	Age	49

Omid Farokhzad, M.D., is one of our co-founders and has served as a member of our Board of Directors since 2007 and Chairman of the Board since 2018. Dr. Farokhzad has served as the Chief Executive Officer and founder of Seer Biosciences, a biotechnology company, since 2018. Previously, he was a Professor at Harvard Medical School, or HMS, and a physician-scientist at Brigham and Women’s Hospital, or BWH, where he established and directed the BWH Center of Nanomedicine. He currently maintains an unpaid faculty position at HMS and BWH. Prior to joining the HMS faculty, Dr. Farokhzad completed his postgraduate clinical and postdoctoral research trainings, respectively, at BWH/HMS and MIT. In 2016, he was among the recipients of the Ellis Island Medal of Honor, and in 2014, the Golden Door Award from the International Institute of New England, for his scientific, societal, and economic contributions to America as an immigrant. Dr. Farokhzad was elected to the College of the Fellows of the American Institute of Medical and Biological Engineering. He is the recipient of the 2013 RUSNANOPRIZE, and was named an Ernst & Young 2012 New England Entrepreneur of the Year. Dr. Farokhzad has been directly involved in the launch and development of four biotechnology companies and, on occasion, has assumed additional roles in support of management. Dr. Farokhzad currently serves on the Board of Directors of Seer Biosciences, Tarveda Therapeutics and Placon Therapeutics. From 2006 to 2014, Dr. Farokhzad served on the Board of Directors of BIND Therapeutics, Inc. He received his M.D. and M.A. from Boston University School of Medicine, and his M.B.A. from MIT. Dr. Farokhzad’s extensive knowledge of our business and the nanomedicine field and his medical training contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

AMIR NASHAT, PH.D.	Age	45

Amir Nashat, Ph.D., has served as a member of our Board of Directors since 2008. Dr. Nashat has been a Partner at Polaris Partners, a venture capital firm, since 2009 and focuses on investments in the life sciences. He currently serves on the board of directors of Fate Therapeutics, Inc., aTyr Pharma, Inc., Syros Pharmaceuticals and several private companies. Dr. Nashat has also served as a director of Receptos, Inc., BIND Therapeutics, Inc., as well as Adnexus Therapeutics, Inc. (acquired by Bristol-Myers Squibb Company) and other private companies. Dr. Nashat completed his Ph.D. as a Hertz Fellow in Chemical Engineering at MIT with a minor in biology. Dr. Nashat earned both his M.S. and B.S. in materials science and mechanical engineering at the University of California, Berkeley. Dr. Nashat’s extensive experience as a venture capitalist and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

AYMERIC SALLIN	Age	44

Aymeric Sallin has served as a member of our Board of Directors since 2008. Mr. Sallin has served as the Chief Executive Officer of NanoDimension, a venture capital firm, since 2002 and is the founder of that firm. Since 2014, Mr. Sallin has served as a strategic advisory board member of the École Polytechnique Fédérale de Lausanne, or EPFL. Since 2002, Mr. Sallin has worked to promote nanotechnology around the world, and has received the NSTI Fellow Award and 2012 EPFL Alumni award for his contribution to the field of nanotechnology. Mr. Sallin has worked to generate and close investments of hundreds of millions of dollars into several of NanoDimension’s portfolio companies. He currently serves as a board member of H55, Inc., View, Inc., CROCUS Technology and Tarveda Therapeutics. Mr. Sallin is also a member of the Swiss Academy of Engineering Science. Mr. Sallin received his Masters in Physical Engineering from EPFL in Lausanne, Switzerland. Mr. Sallin's extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy A. Springer, Ph.D.	70	2016	Director
Patrick Zenner	71	2017	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

TIMOTHY A. SPRINGER, PH.D.	Age	70

Timothy A. Springer, Ph.D., has served as a member of our Board of Directors since June 2016 and as a scientific advisor to us since December 2008. Since 1989, Dr. Springer has served as the Latham Family Professor at Harvard Medical School. He has also served as Senior Investigator in the Program in Cellular and Molecular Medicine at Boston Children’s Hospital since 2012, and as Professor of Biological Chemistry and Molecular Pharmacology at Harvard Medical School and Professor of Medicine at Boston Children’s Hospital since 2011. Dr. Springer was the Founder of LeukoSite, a biotechnology company acquired by Millennium Pharmaceuticals in 1999. Additionally, he is a founder, investor and board member of Scholar Rock and Morphic Therapeutic. Dr. Springer is a member of the National Academy of Sciences and his honors include the Crafoord Prize, the American Association of Immunologists Meritorious Career Award, the Stratton Medal from the American Society of Hematology, and the Basic Research Prize from the American Heart Association. Dr. Springer received a B.A. from the University of California, Berkeley, and a Ph.D. from Harvard University. Dr. Springer’s extensive knowledge of our business and the nanomedicine field contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

PATRICK ZENNER	Age	71

Patrick Zenner has served as a member of our Board of Directors since June 2017. Mr. Zenner retired in 2001 from the position of President and Chief Executive Officer of Hoffmann-La Roche Inc., North America, a pharmaceutical company based in Nutley, N.J. Mr. Zenner held various executive positions during his 32-year career with the company. Mr. Zenner is currently a member of the board of trustees of Creighton University and is Chairman of the board of trustees of Fairleigh Dickinson University. In addition, Mr. Zenner is Chairman of the board and a director of both ArQule, Inc. and West Pharmaceutical Services, Inc. Until its sale in 2012, Mr. Zenner was a director of Par Pharmaceuticals, Inc. In 2010, he resigned from the boards of Geron Corporation, Xoma Ltd. and Exact Sciences, Inc. Until its sale in September 2009, Mr. Zenner was a director of CuraGen Corporation. Mr. Zenner received a B.S./B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University. Mr. Zenner’s extensive experience as a senior pharmaceutical executive and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position(s) with Selecta
Timothy C. Barabe	65	2016	Director
Werner Cautreels, Ph.D.	65	2010	President and Chief Executive Officer
Peter Barton Hutt, LL.B., LL.M.	83	2010	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

TIMOTHY C. BARABE	Age	65

Timothy C. Barabe joined our Board of Directors in July 2016. Mr. Barabe also serves on the boards of ArQule, Inc., Veeva Systems Inc., and Vigilant Biosciences, Inc., a private company. From 2014 to 2017, Mr. Barabe served on the board of directors of Opexa Therapeutics, Inc. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc., a biotechnology company. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. From 2004 to 2006, he served as Chief Financial Officer of Regent Medical Limited, a U.K.-based, privately owned, surgical supply company. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago. Mr. Barabe’s experience as a senior financial executive of life sciences companies and knowledge of the pharmaceutical and biotech industries contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

WERNER CAUTREELS, PH.D.	Age	65

Werner Cautreels, Ph.D., has served as our President, Chief Executive Officer and member of our Board of Directors since July 2010. Prior to joining Selecta, Dr. Cautreels was Chief Executive Officer of Solvay Pharmaceuticals, the pharmaceuticals division of the Solvay Group, in Brussels, Belgium, from 2005 until Solvay Pharmaceuticals was acquired by Abbott Laboratories in February 2010. Before becoming the Chief Executive Officer of Solvay Pharmaceuticals, Dr. Cautreels was their Global Head of R&D from 1998. Prior to joining Solvay, he was with Nycomed-Amersham and spent 15 years at Sanofi, Sterling-Winthrop serving in a variety of R&D management positions in Europe and in the United States. Dr. Cautreels is a director of Galapagos NV, in Mechelen, Belgium. He also previously held director positions at Seres Therapeutics, Inc., Innogenetics NV and ArQule, Inc. Additionally, Dr. Cautreels was previously the President of the Belgian-Luxemburg Chamber of Commerce for Russia and Belarus. Dr. Cautreels received his Ph.D. in Chemistry, specializing in Mass Spectrometry, from the University of Antwerp (Antwerp, Belgium), and his financial and business training from the Advanced Management Program at Harvard Business School. Dr. Cautreels’ extensive knowledge of our business and experience as a senior pharmaceutical executive and board member to numerous companies in the biotechnology industry contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

PETER BARTON HUTT, LL.B., LL.M.	Age	83

Peter Barton Hutt, LL.B., LL.M. has served as a member of our Board of Directors since 2010. Mr. Hutt is a senior counsel in the Washington, D.C. law firm of Covington & Burling specializing in food and drug law. Mr. Hutt began his law practice with the firm in 1960 and, except for his four years in the government, has continued at the firm ever since. Mr. Hutt served as Chief Counsel for the FDA during 1971 to 1975. Since 1994 he has taught a course on Food and Drug Law at Harvard Law School. Mr. Hutt serves on the board of directors of Immunomedics, Inc., Concert Pharmaceuticals, Inc., Flex Pharma, Inc. and Q Therapeutics, Inc. From 2013 to 2017, Mr. Hutt served on the board of directors of Seres Therapeutics, Inc., from 2005 to 2017 he served on the board of directors of Xoma Corp., from 2008 to 2016, he served on the board of directors of BIND Therapeutics, Inc., from 2009 to 2015 he served on the board of directors of DBV Technologies, from 2001 to 2014 he served on the board of directors of Momenta Pharmaceuticals, Inc., from 2008 to 2011, he served on the board of directors of Celera Corp and from 2002 to 2012 he served on the board of directors of ISTA Pharmaceuticals, Inc. Mr. Hutt received his B.A. from Yale University, his LL.B. from Harvard Law School and his LL.M. from New York University. Mr. Hutt’s extensive knowledge of and experience with food and drug law and his service on numerous boards of directors in the biotechnology and pharmaceutical industries contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2019. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Ü	The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2017 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Selecta Biosciences, Inc. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SELECTA BIOSCIENCES, INC.

Timothy C. Barabe (Chair)

Amir Nashat, Ph.D.

Patrick Zenner

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2017	2016
Audit Fees	$728,395	$1,043,391
Audit-Related Fees	20,500	—
Tax Fees	17,340	17,150
All Other Fees	1,995	1,885
Total Fees	$768,230	$1,062,426

AUDIT FEES

Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2016 audit fees is $508,421 of fees billed in connection with our initial public offering in June 2016.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are traditionally performed by an independent registered public accounting firm, including special procedures required to meet certain regulatory requirements.

TAX FEES

Tax fees consist of fees for professional services, including tax consulting and compliance performed by Ernst & Young LLP. A total of $17,340 and $17,150 of fees were billed for tax preparation services in 2017 and 2016, respectively.

ALL OTHER FEES

All other fees are those associated with services not captured in the other categories. A total of $1,995 and $1,885 of fees were billed for annual accounting subscription fees in 2017 and 2016, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All of the services provided by Ernst & Young LLP during 2017 were pre-approved.

Executive Officers

 The following table identifies our current executive officers:

Name	Age	Position(s)
Werner Cautreels, Ph.D. [1]	65	President and Chief Executive Officer
David Abraham [2]	52	Chief Compliance Officer, General Counsel and Corporate Secretary
Lloyd Johnston, Ph.D. [3]	50	Chief Operating Officer and Senior Vice President, Research and Development
Takashi Kei Kishimoto, Ph.D. [4]	58	Chief Scientific Officer
John Leaman, M.D. [5]	45	Chief Financial Officer, Head of Corporate Strategy, and Treasurer
Earl Sands, M.D. [6]	60	Chief Medical Officer
Stephen Smolinski [7]	53	Chief Commercial Officer

1 See biography on page 10 of this proxy statement.

2 David Abraham has served as our General Counsel and Corporate Secretary since he joined Selecta in May 2011. From January 2009 to April 2011, Mr. Abraham was a member of Innovation Legal Group, a boutique intellectual property law firm. From August 2006 to December 2008, Mr. Abraham was Executive Director for Patents at Durect Corporation, a small-cap specialty pharmaceutical company. From February 2004 to August 2006, he was Senior Patent Counsel for ALZA Corporation, or ALZA, a Johnson & Johnson company. Prior to working at Durect and ALZA, Mr. Abraham was employed by the law firms of Wilson Sonsini Goodrich and Rosati, and Finnegan Henderson Farabow Garrett and Dunner. Mr. Abraham also was a Patent Examiner at the USPTO. Mr. Abraham received his B.S. in Chemical Engineering from the University of Rochester and his J.D. from the George Washington School of Law.

3 Lloyd Johnston, Ph.D. has served as our Chief Operating Officer and Senior Vice President, Research and Development since January 2014. Dr. Johnston served as Selecta’s Senior Vice President of Pharmaceutical Research, Development and Operations from 2011 to 2013 and Vice President of Pharmaceutical Research from July 2008 to 2011. Prior to joining Selecta, Dr. Johnston was Vice President of Operations for Alkermes, Inc. from 2004 to 2008, and served in several roles, including Director of Manufacturing, from 1999 to 2004, with responsibility for process development, scale-up, and clinical manufacturing for pulmonary and sustained release injectable products, as well as leadership of Alkermes’ manufacturing facility in Chelsea, MA. At Alkermes, Dr. Johnston was also a project leader and member of Steering Committees for numerous products through various stages of development from Phase 1 through registration. Dr. Johnston was an original member of Advanced Inhalation Research Inc., or AIR, a private company formed in 1998 and acquired by Alkermes in 1999. Prior to joining AIR, Dr. Johnston was a lecturer in the Department of Chemical Engineering at the University of New South Wales in Sydney, Australia. He received his B.Sc. in Chemical Engineering from Queen’s University in Ontario, Canada, and his M.S. and Ph.D. in Chemical Engineering from MIT.

4 Takashi Kei Kishimoto, Ph.D. has served as our Chief Scientific Officer since June 2011. Prior to joining Selecta, Dr. Kishimoto was Vice President of Discovery Research at Momenta Pharmaceuticals, Inc., where he served in several leadership positions from March 2006 to June 2011 and led a multidisciplinary team in advancing both novel and complex generic products for inflammation, oncology, and cardiovascular disease. He served as Senior Director of Inflammation Research at Millennium Pharmaceuticals, Inc. from 1999 to 2006, where he provided the scientific leadership for four programs in clinical development, and as an Associate Director of Research at Boehringer Ingelheim Pharmaceuticals. Dr. Kishimoto has published over 60 peer-reviewed articles in scientific journals, including Nature, Science, Cell and the New England Journal of Medicine. Dr. Kishimoto received his B.A. from New College of the University of South Florida and his Ph.D. in Immunology from Harvard University.

5 John Leaman, M.D. has served as our Chief Financial Officer, Head of Corporate Strategy, and Treasurer since October 2017. Dr. Leaman previously served as Head of Corporate Development at InfaCare Pharmaceutical Corp., a specialty pharmaceutical company that was recently acquired by Mallinckrodt plc., from 2016 to 2017. Prior to this, Dr. Leaman was Chief Financial Officer of Medgenics, Inc., a publicly traded biotech company from 2014 to

2016. He also previously held senior roles at Shire plc from 2012 to 2014 and Devon Park Bioventures, a venture capital fund targeting investments in therapeutics companies from 2007 to 2012. Dr. Leaman brings to Selecta extensive licensing, merger and acquisition experience and began his career serving a range of life sciences companies as an Associate Principal at McKinsey & Company from 2002 to 2007. Dr. Leaman received an M.D. from the Perelman School of Medicine at the University of Pennsylvania, an M.B.A. from the Wharton School at the University of Pennsylvania, a B.A. in psychology, philosophy and physiology from Oriel College, University of Oxford while completing a Rhodes Scholarship, and a B.S. in biology from Elizabethtown College.

6 Earl Sands, M.D. has served as our Chief Medical Officer since July 2015. From July 2014 to May 2015, Dr. Sands served as the Chief Medical Officer of Targacept, Inc., now part of Catalyst Biosciences, a biopharmaceutical company focused on protease therapeutic agents, where he was responsible for providing strategic and scientific input on intellectual property matters and in-licensing opportunities. From 2013 to 2014, Dr. Sands was the Chief Medical Officer of Plasma Surgical, Inc., a developer of surgical and therapeutic applications, where he was responsible for strategic integrated clinical development plans and execution. From 2011 to 2013, Dr. Sands served as President of Alpha Med Solutions, LLC, a consulting firm. From 2003 to 2011, Dr. Sands served in various capacities at Solvay Pharmaceuticals, both prior to and following the acquisition by Abbott Laboratories, including Executive Vice President, Market Access, from 2008 to 2011, Senior Vice President of R&D and acting Chief Medical Officer from 2006 to 2008, and Director of Women’s Health from 2003 to 2006. Previously, Dr. Sands served as Senior Regional Medical Director, Professional and Scientific Relations, at Procter & Gamble Pharmaceuticals, was a founding partner and medical director at Innovation in Medical Education and Training, was a Managing Partner of Women’s Health Care, PC and was Chairman of the OB/GYN department at Pottstown Memorial Medical Center in Pottstown, Pennsylvania. Dr. Sands received his B.A. in Premedical Sciences from Lehigh University and his M.D. from Hahnemann University School of Medicine.

7 Stephen Smolinski has served as our Chief Commercial Officer since October 2017. Mr. Smolinski previously served as the Vice President and Head of the North American Rheumatology Business Unit at Sanofi Genzyme, a pharmaceutical corporation, from 2015 to 2017. Prior to this, he served as Group Vice President of Immunology & Inflammation, Global Strategic Unit at Sanofi from 2013 to 2015. Mr. Smolinski also previously held senior commercial roles at Roche-Genentech, Bristol-Myers Squibb, Johnson & Johnson and Savient Pharmaceuticals. Mr. Smolinski received a B.S. in health care administration from Oregon State University.

None of our executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.selectabiosciences.com, or by writing to our Corporate Secretary at our offices at 480 Arsenal Way, Watertown, Massachusetts 02472.

BOARD COMPOSITION

Our Board of Directors currently consists of 8 members: Werner Cautreels, Ph.D., Timothy Barabe, Omid Farokhzad, M.D., Peter Barton Hutt, Amir Nashat, Ph.D., Aymeric Sallin, Timothy Springer, Ph.D. and Patrick Zenner. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

DIRECTOR INDEPENDENCE

All of our directors and Class II director nominees, other than Werner Cautreels, Ph.D. and Omid Farokhzad, M.D., qualify as “independent” in accordance with the listing requirements of The Nasdaq Global Select Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Dr. Cautreels is not independent because he is the President and Chief Executive Officer of Selecta. Dr. Farokhzad is not independent because he receives consulting fees under the terms of a consulting agreement with Selecta. There are no family relationships among any of our directors or executive officers.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Omid Farokhzad, M.D., Amir Nashat, Ph.D. and Aymeric Sallin, our Class II Director nominees, were recommended by our Chief Executive Officer.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, Massachusetts 02472. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Selecta Biosciences, Inc., 480 Arsenal Way, Watertown, Massachusetts 02472.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Until December 31, 2017, Werner Cautreels, Ph.D., our President and Chief Executive Officer, served as Chairman of the Board. Until that time, our Board of Directors determined that combining the roles of Chairman of the Board and Chief Executive Officer was best for our company and its shareholders because it promoted unified leadership by Dr. Cautreels and allowed for a single, clear focus for management to execute the Company’s strategy and business plans. Upon the announcement by Dr. Cautreels of his intention to retire effective December 31, 2018, our Board of Directors appointed Dr. Omid Farokhzad as Chairman of the Board, effective December 31, 2017. If the

Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. Since our Chairman of the Board has historically either been a member of management or does not otherwise qualify as independent, the independent directors elected Amir Nashat, Ph.D., as the Lead Director. The Lead Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board. Our Board of Directors is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries and, with the exception of Drs. Cautreels and Farokhzad, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Dr. Cautreels as Chief Executive Officer and Dr. Farokhzad as Chairman of the Board, and the counterbalancing role of the Lead Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ANNUAL BOARD EVALUATION

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to periodically oversee an assessment of the Board and its committees.

CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.selectabiosciences.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were fourteen meetings of the Board of Directors during the fiscal year ended December 31, 2017. Our independent directors also had regularly scheduled executive sessions. During the fiscal year ended December 31, 2017, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the director served during the period in which he served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

Committees of the Board

Our Board has established three standing committees--Audit, Compensation and Nominating and Corporate Governance--each of which operates under a written charter that has been approved by our Board. All of the members of each of the Board’s three standing committees are independent as defined under the Nasdaq rules. Our Board of Directors has determined that Timothy Barabe, Amir Nashat, Ph.D. and Patrick Zenner, meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules. In addition, all members of the Nominating and Corporate Governance Committee are independent under the Nasdaq rules.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Timothy C. Barabe	Chair
Peter Barton Hutt		Chair
Amir Nashat, Ph.D.	X	X
Aymeric Sallin		X
Timothy A. Springer, Ph.D.			X
Patrick Zenner	X		Chair

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).

The members of the Audit Committee are Timothy Barabe, Amir Nashat, Ph.D. and Patrick Zenner. Mr. Barabe serves as the Chairperson of the committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board of Directors has determined that each of Mr. Barabe and Mr. Zenner qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee met six times in 2017.

COMPENSATION COMMITTEE

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	determining our CEO’s compensation;

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required; and

•	preparing the annual compensation committee report, if required by SEC rules.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter, which is available on our website at www.selectabiosciences.com. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2017, the Compensation Committee engaged Radford Survey and Consulting, an Aon Hewitt company and compensation consulting firm (“Radford”), to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Radford reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Radford with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford’s work in 2017 raised a conflict of interest.

The members of our Compensation Committee are Peter Barton Hutt, Amir Nashat, Ph.D. and Aymeric Sallin. Peter Barton Hutt serves as Chairperson of the committee. Our Board of Directors has determined that each of Mr. Hutt, Dr. Nashat and Mr. Sallin is independent under the applicable SEC and Nasdaq rules, and is a “non‑employee director” as defined in Rule 16b‑3 promulgated under the Exchange Act.

The Compensation Committee met five times during 2017.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our Board of Directors the persons to be nominated for election as directors and to each board committee;

•	reviewing and making recommendations to our Board of Directors with respect to management succession planning;

•	developing and recommending to our Board of Directors corporate governance principles; and

•	overseeing a periodic assessment of our Board of Directors.

The members of our Nominating and Corporate Governance Committee are Patrick Zenner and Timothy Springer, Ph.D. Mr. Zenner serves as the Chairperson of the committee. Our Board of Directors has determined that Dr. Springer and Mr. Zenner are independent under the applicable Nasdaq rules.

The Nominating and Corporate Governance Committee met five times in 2017.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers identified below. For 2017, our named executive officers were:
•Werner Cautreels, Ph.D., President and Chief Executive Officer;
•John Leaman, M.D., Chief Financial Officer, Head of Corporate Strategy, and Treasurer; and

•	Lloyd Johnston, Ph.D., Chief Operating Officer and Senior Vice President, Research and Development.
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

2017 SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($) (1)	Bonus ($) (2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Werner Cautreels, Ph.D. [6]	2017	460,000	—	1,386,733	145,000	—	1,991,733
President and Chief Executive Officer	2016	425,000	—	1,286,295	258,000	—	1,969,295
John Leaman, M.D. [7]	2017	85,000	32,500	1,620,839	—	16,000	1,754,339
Chief Financial Officer, Head of Corporate Strategy, and Treasurer
Lloyd Johnston, Ph.D.	2017	345,000	—	623,136	84,000	3,400	1,055,536
Chief Operating Officer and Senior Vice President, Research and Development

(1)	These amounts represent actual earnings for the calendar year, which may be impacted by, among other things, hire date and the timing of any salary increases made during the year.

(2)	The amount shown represents a discretionary bonus for 2017.

(3)
The value of option awards represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2017 Annual Report.

(4)	Non-equity incentive plan compensation represents amounts earned under our annual performance based bonus program. For additional information, see “Performance Bonuses” below.

(5)
For Dr. Leaman, the amount includes reimbursements for (i) expenses incurred for travel between his primary residence in Pennsylvania and our offices in Massachusetts and (ii) for lodging expenses in Massachusetts. For Dr. Johnston, other compensation represents our company’s matching contributions to his individual 401(k) plan account.

(6)	Dr. Cautreels also serves on our Board of Directors but receives no additional compensation for this service.

(7)	Dr. Leaman joined as our Chief Financial Officer, Head of Corporate Strategy, and Treasurer in October 2017.
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and equity-based compensation awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were originally established in each named executive officer’s employment agreement.

At the end of 2016, the compensation committee of our Board of Directors, or the Compensation Committee, recommended to the Board of Directors, and the Board of Directors approved increases in the annual base salaries of two of our named executive officers effective as of January 1, 2017. Dr. Cautreels' base salary was increased from $425,000 to $460,000, and Dr. Johnston's base salary was increased from $318,000 to $345,000. Dr. Leaman joined the company in October 2017 and, under the terms of his employment agreement had an annual base salary for 2017 of $390,000.

In early 2018, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved an increase in the base salaries of Dr. Cautreels and Dr. Johnston in the amount of $14,000 and $10,000, respectively. Following this increase, Dr. Cautreels' annual base salary is $474,000 and Dr. Johnston’s annual base salary is $355,000. Dr. Leaman did not receive a base salary increase for 2018.

Performance Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term company and individual performance goals. Each named executive officer has an annual target bonus that is expressed as a percentage of his annual base salary. The 2017 target bonus amount for Dr. Cautreels was 45% of his base salary and for Dr. Johnston, was 35% of his base salary. Under the terms of his employment agreement, for 2017 Dr. Leaman was entitled to receive a discretionary bonus in an amount determined by the Board of Directors, which would not be less than $32,500 if he remained employed by the company through December 31, 2017. Beginning in 2018, Dr. Leaman is eligible for an annual performance bonus targeted at 40% of his annual base salary and an additional annual special achievement bonus of up to 10% of his annual base salary; provided that Dr. Leaman’s annual bonus for 2018 will not be less than $162,500 if he remains employed by the company through December 31, 2018.

Our Compensation Committee, based upon the recommendation of our chief executive officer, establishes company performance goals each year and, at the completion of the year, determines actual bonus payouts after assessing company performance against these goals and each named executive officer’s individual performance and contributions to the company’s achievements. The 2017 company performance goals were based on advancing the development of SEL-212 in order to complete preparations for the End-of-Phase-2 meeting with the United States Food and Drug Administration, advancing development of our gene therapy product candidates, entering Phase I clinical trials for our LMB-100 and Nicotine product candidates, raising greater than $50 million in additional working capital and executing a significant business deal.

The actual cash bonuses earned by Dr. Cautreels and Dr. Johnston for 2017 are reported under the “Non-equity incentive plan compensation” column of the 2017 Summary Compensation Table above.

Equity Compensation

We grant stock option awards to our named executive officers as the long-term incentive component of their compensation. We have historically granted stock option awards to named executive officers when they commenced employment with us and have from time to time thereafter made additional grants as, and when, our Board of Directors determined appropriate to reward, retain or encourage particular named executive officers.
In connection with our initial public offering, we adopted and our stockholders approved a 2016 Incentive Award Plan (the “2016 Plan”) to facilitate the grant of cash and equity incentives to our directors, employees (including our named executive officers) and consultants and to enable our company to obtain and retain the services of these individuals, which we believe is essential to our long-term success. Following the effective date of our 2016 Plan, we stopped making grants under our 2008 Stock Incentive Plan (the “2008 Plan”). However, the 2008 Plan continues to govern the terms and conditions of the outstanding awards granted under it.

Our stock option awards have an exercise price at least equal to the fair market value of our common stock on the date of grant and typically vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with us and potential accelerated vesting in certain circumstances, including as described below for our named executive officers in the section titled “Potential payments upon a change in control.” From time to time, our Board of Directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Our stock option awards may be intended to qualify as incentive stock options under the Code. The 2008 Plan, generally permits “early exercise” of any unvested portion of an option in exchange for shares of restricted stock subject to the same vesting schedule as the stock option. Options granted under the 2016 Plan to date do not currently allow “early exercise” of the unvested portion.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

We sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 50% of contributions made by participants in the 401(k) plan up to a maximum company match of $3,400 per year. All matching contributions are subject to vesting at the rate of 25% per year of service.

The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2017. None of our named executive officers held unvested stock awards in our company as of that date.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

	Option Awards
Name	Grant date	Number of securities underlying unexercised options (#) exercisable(1)		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Werner Cautreels, Ph.D.	7/7/2017	—		100,000	(2)	19.33	7/7/2027
	6/21/2016	43,271	(2)	72,113	(2)	14.00	6/21/2026
	12/4/2015	61,554	(2)	61,522	(2)	6.40	12/4/2025
	4/8/2014	56,490	(2)	1,202	(2)	8.97	4/8/2024
	6/14/2013	16,613		—		2.77	6/14/2023
	3/30/2012	41,025		—		3.44	3/30/2022
John Leaman, M.D.	11/17/2017	—		220,000	(2)	10.23	11/17/2027
Lloyd Johnston, Ph.D.	7/7/2017	—		45,000	(2)	19.33	7/7/2027
	6/21/2016	10,357	(2)	17,260	(2)	14.00	6/21/2026
	3/9/2016	9,405	(2)	11,106	(2)	7.02	3/9/2026
	2/21/2015	8,417	(2)	3,120	(2)	9.36	2/21/2025
	4/8/2014	7,530	(2)	162	(2)	8.97	4/8/2024
	6/14/2013	126		—		2.77	6/14/2023
	2/17/2011	44,871		—		0.63	2/17/2021
	1/20/2010	5,128		—		0.47	1/20/2020
	7/24/2009	10,000		—		0.47	7/24/2019

(1)
All stock option awards with a grant date prior to June 21, 2016 were issued under the 2008 Plan and whether vested or unvested, were immediately exercisable in full on the date of grant. Shares purchased upon exercise of an unvested stock option become restricted stock and are subject to our right of repurchase in the event the option holder's service with us terminates prior to the date the shares vest for a purchase price equal to the exercise price paid for the shares. The number of shares shown for these stock options as exercisable or unexercisable represents the number of shares issuable on exercise of the options that are vested and unvested, respectively. All stock option awards with a grant date on or after June 21, 2016 were issued under the 2016 Plan and do not permit early exercise.

(2)
The option vests as to 25% of the total shares underlying the option on the first anniversary of the vesting commencement date and in equal monthly installments over the ensuing 36 months, subject to the holder's continued employment with us through the applicable vesting date and potential accelerated vesting in the event of a termination without cause or resignation for good reason within 12 months following a change in control.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our named executive officers. The agreements entitle our named executives officers to receive annual base salaries and target bonus opportunities, the current amounts of which are described above under the headings "Base salaries” and “Performance bonuses."

If we terminate Dr. Cautreels, Dr. Leaman or Dr. Johnston without "cause" or he resigns for "good reason," subject to his timely executing a release of claims in our favor and continued compliance with a separate restrictive covenant agreement, he is entitled to receive (i) base salary continuation for a period of 12 months, (ii) a prorated portion of the annual bonus he would otherwise have earned for the year of termination, based on actual performance for the full year (or based on his target bonus for Dr. Cautreels and Dr. Johnston, or based on 50% of his annual base salary for Dr. Leaman, if such termination occurs during the first quarter of the calendar year), and (iii) direct payment of or reimbursement for continued medical, dental or vision coverage pursuant to COBRA for up to 12 months. If such termination occurs within the 12 months following or the 60 days preceding a change in control, each named executive officer would be entitled to receive, in addition to the foregoing payments and benefits, accelerated vesting of such named executive officer's outstanding unvested company equity awards that vest solely based on the passage of time. The company must provide a named executive officer 30 days' notice, or pay in lieu of notice, in the event we terminate such named executive officer for any reason other than "cause."

For purposes of the employment agreements, "cause" generally means, subject to applicable cure rights, the named executive officer's (i) commission of, or indictment or conviction of, any felony or any crime involving dishonesty; (ii) participation in any fraud against the company; (iii) intentional damage to any company property; (iv) misconduct which materially and adversely reflects upon the business, operations, or reputation of the company; or (v) breach of any material provision of the employment agreement or any other written agreement with the company. "Good reason" generally means, subject to the company's cure rights, the occurrence of any of the following, without the named executive officer's written consent (i) a material reduction in his base salary or bonus opportunity; (ii) a material diminution in his authority, title, duties or areas of responsibility; (iii) the requirement that he report to someone other than the Board of Directors with respect to Dr. Cautreels or the chief executive officer with respect to Dr. Leaman and Dr. Johnston; (iv) the relocation of his primary office to a location more than 40 miles from the Boston metropolitan area, other than a relocation to a location within 40 miles of Lancaster, Pennsylvania for Dr. Leaman; or (v) a material breach by the company of the employment agreement or any other written agreement with the named executive officer.

Pursuant to his employment agreement, Dr. Leaman is also entitled to receive (i) additional payments of $7,000 per month for up to 12 months to offset the costs of travel between his primary residence in Pennsylvania and the company's offices in Watertown, Massachusetts in performing his duties for the company and (ii) direct payment of, or reimbursement for, up to $75,000 in moving expenses incurred in connection with his relocation to the greater Boston, Massachusetts area.

We also entered into non-disclosure, non-competition and assignment of intellectual property agreements with the named executive officers pursuant to which each of Drs. Cautreels, Leaman and Johnston agree to refrain from engaging in direct competition with us or soliciting our employees, in each case, while employed and following his termination of employment for any reason for a period of 12 months.

POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL

In addition to the accelerated vesting provisions provided in the named executive officers’ employment agreements, the agreements governing the named executive officers’ unvested stock options granted under the 2008 Plan provide for full accelerated vesting if the named executive officers’ employment is terminated by us without cause or if they resign for good reason, in either case, within 12 months following a change in control.

DIRECTOR COMPENSATION

We maintain a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their services on our Board of Directors:

Initial Equity Award. Upon a director’s initial election or appointment to our Board of Directors, the director receives an option to purchase 12,820 shares of our common stock, which award vests in substantially equal monthly installments over three years following the date of grant, subject to accelerated vesting upon a change in control.

Annual Equity Award. If a director has served on our Board of Directors for at least six months as of the date of an annual meeting of stockholders, the director receives an option to purchase 6,410 shares of our common stock on the date of the annual meeting, which award vests in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, subject to accelerated vesting upon a change in control.

Annual Retainer Fees. In addition to option grants, each director receives an annual retainer for service on our Board of Directors and additional fees for service on a committee of our Board of Directors as follows:

•	annual director fee of $35,000,

•	chairman of the board and lead independent director, $15,000,

•	chairman of the audit committee, $15,000,

•	audit committee member other than the chairman, $7,500,

•	chairman of the compensation committee, $10,000,

•	compensation committee member other than the chairman, $5,000,

•	chairman of the nominating and corporate governance committee, $7,500, and

•	nominating and corporate governance committee member other than the chairman, $3,500.

Director fees are paid in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board. Each member of our Board of Directors is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which he or she serves.

Dr. Cautreels, our President and Chief Executive Officer, also serves on our Board of Directors but receives no additional compensation for this service.

The following table sets forth the compensation earned to our non-employee directors for their service on our Board of Directors during 2017.

2017 DIRECTOR COMPENSATION TABLE

Name	Fees earned or paid in cash ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
Omid Farokhzad, M.D.	36,604	77,015	75,000	188,619
Timothy Barabe	46,562	77,015	—	123,577
Peter Barton Hutt LL.B., LL.M.	45,000	77,015	—	122,015
Amir Nashat, Ph.D.	63,646	77,015	—	140,661
Aymeric Sallin	40,000	77,015	—	117,015
Timothy Springer, Ph.D.	38,500	77,015	—	115,515
Patrick Zenner (4)	27,083	158,339	—	185,422

(1)	Represents cash retainers earned for services rendered as members of the Board of Directors and related Committees.

(2)
The value of option awards represents the aggregate grant date fair value of stock options computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 12 to our consolidated audited financial statements included in our 2017 Annual Report.

(3)
Other compensation represents compensation earned in 2017 under a consulting agreement with the company. For additional information regarding this agreement, see "Certain relationships and related party transactions".

(4)
Mr. Zenner was elected to the Board of Directors in July 2017 and as such received an initial stock option award of 12,820 shares which will vest in equal monthly installments over a three year period following the date of grant.

The table below shows the aggregate number of option awards (exercisable and unexercisable) held by each non-employee director as of December 31, 2017. None of our non-employee directors held unvested stock awards in our company as of that date.

Name	Options outstanding at fiscal year end
Omid Farokhzad, M.D.	33,964
Timothy Barabe	16,738
Peter Barton Hutt J.D., L.L.B., L.L.M.	51,280
Amir Nashat, Ph.D.	6,410
Aymeric Sallin	6,410
Timothy Springer, Ph.D.	6,410
Patrick Zenner	12,820

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2017.

	Number of securities				Number of securities
	to be issued upon		Weighted-average		remaining available for
	exercise of outstanding		exercise price of		future issuance under
	stock options, warrants		outstanding options,		equity compensation
Plan category	and rights		warrants and rights		plans (1)
	(a)		(b)		(c)
Equity compensation plans approved by security holders (2)	2,657,187	(3)	$10.00	(4)	904,493	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	2,657,187		$10.00		904,493

(1)
Pursuant to the terms of the 2016 Plan, the number of shares of common stock available for issuance under the 2016 Plan automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 4% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the 2016 Employee Stock Purchase Plan (the “2016 ESPP”), the number of shares of common stock available for issuance under the 2016 ESPP automatically increases on each January 1, until and including January 1, 2026, by an amount equal to the lesser of: (a) 1% of the number of shares of the Company’s common stock outstanding on the last day of the applicable preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors.

(2)	Includes the 2016 Plan, the 2008 Plan and the 2016 ESPP.

(3)	Includes 1,388,515 outstanding options to purchase stock under the 2008 Plan and 1,268,672 outstanding options to purchase stock under the 2016 Plan.

(4)
As of December 31, 2017, the weighted-average exercise price of outstanding options under the 2008 Plan was $5.47 and the weighted-average exercise price of outstanding options under the 2016 Plan was $14.96.

(5)
Represents 563,300 shares available for issuance under the 2016 Plan and 341,193 shares available for issuance under the 2016 ESPP. To the extent outstanding stock options under the 2008 Plan are forfeited or lapse unexercised, the shares of common stock subject to such stock option awards will be available for issuance under the 2016 Plan. On December 31, 2017, a total of 29,127 shares were subject to outstanding purchase rights under the ESPP.

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors, director nominees and executive officers as a group as of April 20, 2018, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 22,349,840 shares of Common Stock outstanding as of April 20, 2018. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 20, 2018 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 480 Arsenal Way, Watertown, Massachusetts 02472. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
TAS Partners LLC, and Leukon Partners, LP as affiliated entities (1)	2,237,713	10.0%
Entities affiliated with OrbiMed Advisors LLC (2)	1,849,371	8.3%
Entities affiliated with Polaris Partners (3)	1,627,527	7.3%
Vivo Capital VIII, LLC (4)	1,119,189	5.0%
RUSNANO (5)	1,118,368	5.0%
Named Executive Officers, Directors and Nominees
Werner Cautreels, Ph.D. (6)	647,433	2.9%
Lloyd Johnston, Ph.D. (7)	127,868	*
John Leaman, M.D.	—	—
Omid Farokhzad, M.D. (8)	451,781	2.0%
Timothy C. Barabe (9)	19,244	*
Peter Barton Hutt, LL.B., LL.M. (10)	51,280	*
Amir Nashat, Ph.D. (3) (11)	1,633,937	7.3%
Aymeric Sallin (12)	6,410	*
Timothy A. Springer, Ph.D. (1) (13)	2,244,123	10.0%
Patrick Zenner (14)	4,273	*

All executive officers, directors and director nominees as a group (14 persons) (15)	5,624,187	25.2%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Consists of (i) 445,576 shares of common stock held by TAS Partners, LLC, or TAS, (ii) 4,304 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by TAS, (iii) 1,237,028 shares of common stock held by Leukon Investments LP, or Leukon, (iv) 5,326 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by Leukon, (v) 79,130 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by Dr. Timothy Springer, and (vi) 5,000 shares of common stock held by Dr. Springer's wife. LKST, Inc. is the general partner of Leukon. Dr. Springer, our director, is the president of LKST, Inc. and is also the manager of TAS. Dr. Springer disclaims beneficial ownership of the shares held by TAS and Leukon. Each of TAS and Leukon disclaim beneficial ownership of the shares held by the other. The address of TAS and Leukon is 36 Woodman Road, Chestnut Hill, MA 02467.

(2)
Based solely on a Schedule 13D/A filed with the SEC on January 26, 2018, consists of (i) 1,825,415 shares of common stock held by OrbiMed Private Investments III, LP, or OPI III, (ii) 17,382 shares of common stock held by OrbiMed Associates III, LP, or Associates III and, together with OPI III, the OrbiMed Funds, and (iii) 6,574 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018. OrbiMed Capital GP III LLC, or GP III, is the sole general partner of OPI III and OrbiMed Advisors LLC, or OrbiMed Advisors, is the sole managing member of GP III and the sole general partner of Associates III. By virtue of such relationships, GP III and OrbiMed Advisors may be deemed to have shared voting and investment power over the shares held by OPI III and OrbiMed Advisors may be deemed to have voting and investment power over the shares held by Associates III. OrbiMed Advisors exercises its investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI III and Associates III. OrbiMed Advisors and GP III have their principal offices at 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3)
Based on a Schedule 13D/A filed with the SEC on September 29, 2017, consists of (i) 1,550,478 shares of common stock held by Polaris Venture Partners V, L.P., or PVP V, (ii) 19,990 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by PVP V, (iii) 30,215 shares of common stock held by Polaris Venture Partners Entrepreneurs’ Fund V, L.P., or PVPE V, (iv) 389 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by PVPE V, (v) 10,618 shares of common stock held by Polaris Venture Partners Founders’ Fund V, L.P., or PVPFF V, (vi) 136 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by PVPFF V, (vii) 15,502 shares of common stock held by Polaris Venture Partners Special Founders’ Fund V, L.P., or PVPSFF V and, together with PVP V, PVPE V, PVPFF V and PVPSFF V, the Funds, and (viii) 199 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by PVPSFF V. The general partner of each of the Funds is Polaris Venture Management Co., V, L.L.C., or PVM V. PVM V may be deemed to have sole voting and investment power with respect to the shares held by the Funds. Jonathan A. Flint and Terrance G. McGuire are managing members of PVM V and Dr. Amir Nashat, our director, is a member of PVM V. As a result, each of Messrs. Flint and McGuire and Dr. Nashat may be deemed to have shared voting and investment powers for the shares held by the Funds. Each such person disclaims beneficial ownership of all securities other than those he or she owns directly, if any, or by virtue of his or her indirect pro rata interest, as a member of PVM V, in the securities owned by the Funds. The address of the beneficial owners is c/o Polaris Partners, One Marina Park Drive, 10th Floor, Boston, Massachusetts, 02210.

(4)
Based on a Schedule 13G filed with the SEC on June 30, 2017, consists of (i) 983,395 shares of common stock held by Vivo Capital Fund VIII, L.P. or Vivo Fund, and (ii) 135,794 shares of common stock held by Vivo Capital Surplus Fund VIII, L.P., or Vivo Surplus Fund. Vivo Capital VIII, LLC, or Vivo GP is the general partner of both Vivo Fund and Vivo Surplus Fund, collectively referred to as the Vivo Funds. The voting members of Vivo GP are Mr. Frank Kung, Mr. Albert Cha, Mr. Edgar Engelman, Mr. Chen Yu and Mr. Shan Fu, collectively referred to as Vivo Management. None of Vivo Management has individual voting or investment power with respect to these shares and each disclaims beneficial ownership of such shares. The address of Vivo GP is 505 Hamilton Avenue, Suite 207, Palo Alto, CA 94301.

(5)
Based in part on a Schedule 13G/A filed with the SEC on February 6, 2018, consists of (i) 1,105,265 shares of common stock held by RUSNANO and (ii) 13,103 shares of common stock underlying warrants currently exercisable or exercisable within 60 days of April 20, 2018 held by RUSNANO. RUSNANO is a joint stock company organized under the laws of the Russian Federation. The Russian Federation owns 100% of RUSNANO. RUSNANO is managed by RUSNANO Management Company LLC, the Executive Board of which has the power to vote and dispose of the securities held directly by RUSNANO below a certain amount, and is supervised by the Board of Directors of RUSNANO, which, along with the Executive Board of RUSNANO Management Company LLC, has the power to dispose of the securities held directly by RUSNANO above a certain amount. Anatoly Chubais, Vladimir Avetissian, German Pikhoya, Oleg Kiselev, Boris Podolsky and Yury Udaltsov, as the members of the Executive Board of RUSNANO Management Company LLC, and Arkadiy Dvorkovich, Anatoly Chubais, Igor Agamirzyan, Mikhail Alfimov, Oleg Fomichev, Andrey Ivanov, Denis Manturov, Vladislav Putilin, Pavel Teplukhin, Viktor Vekselberg and Ilya Yuzhanov, as the members of the Board of Directors of RUSNANO, may be deemed to have or share beneficial ownership of these securities. Each of them disclaims any such beneficial ownership. The address of RUSNANO and RUSNANO Management Company LLC is 10A prospect 60‑letiya Oktyabrya, Moscow, Russian Federation 117036.

(6)	Includes 34,936 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(7)	Includes 13,736 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(8)
Includes (i) 3,205 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018; (ii) 202,051 shares of common stock held by a family trust for which Dr. Farokhzad’s wife serves as trustee; and (iii) 25,626 shares of common stock held by BioDynamics Core, L.P., which is managed by BioDynamics, LLC, of which Dr. Farokhzad is a member. Dr. Farokhzad disclaims beneficial ownership over the shares held by the family trust.

(9)	Includes 1,781 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(10)	Includes 1,069 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(11)
Includes 5,341 shares of common stock underlying outstanding stock options currently exercisable by Dr. Nashat and 1,069 of common stock underlying outstanding stock options exercisable by Dr. Nashat within 60 days of April 20, 2018.

(12)	Includes 1,069 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(13)
Includes 5,341 shares of common stock underlying outstanding stock options currently exercisable by Dr. Springer and 1,069 of common stock underlying outstanding stock options exercisable by Dr. Springer within 60 days of April 20, 2018.

(14)	Includes 712 shares of common stock underlying outstanding stock options exercisable within 60 days of April 20, 2018.

(15)
Consists of (a) 4,514,653 shares of Common Stock and (b) 1,109,534 shares of common stock which the holders have the right to acquire pursuant to outstanding stock options and common stock warrants which are or will be immediately exercisable within 60 days of April 20, 2018.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K of the Securities Act of 1933, as amended, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest. Our finance team is primarily responsible for developing and implementing procedures to obtain information regarding potential related person transactions and for determining whether a related person transaction requiring compliance with our policy exists. Our Chief Financial Officer then presents the related person transaction to our Audit Committee. In reviewing and approving any such transaction, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions. The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.
INVESTORS' RIGHTS AGREEMENT

We entered into an amended and restated investors’ rights agreement in April 2014, which was further amended in July 2014, August 2015 and June 2016 with our director, Omid Farokhzad, the holders of our preferred stock, including entities in which certain other of our directors or former directors are related, and certain other stockholders. The agreement provides for certain rights relating to the registration of such holders’ common stock, including shares issuable upon conversion of preferred stock, and a right of first refusal to purchase future securities sold by us.

CONSULTING AGREEMENTS

We have entered into a consulting agreement with director Omid Farokhzad, M.D., which provides for an annual payment of $75,000 to Dr. Farokhzad.

The consulting agreement with Dr. Farokhzad provides that we may terminate the agreement at any time, but must deposit with an escrow agent the consulting fees for the prior 90 days which would then be payable to Dr. Farokhzad post-termination. The agreement may also be terminated without penalty by both parties upon mutual consent or by Dr. Farokhzad with 30 days’ prior written notice. The agreement contains provisions regarding intellectual property assignment, confidentiality, noncompetition and nonsolicitation.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our named executive officers. For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director Compensation-Employment Agreements.”

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2017, with the exception of one late Form 4 filing by Dr. Lloyd Johnston relating to three transactions in January 2017.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2017, Peter Barton Hutt, Amir Nashat, Ph.D. and Aymeric Sallin served as members of our Compensation Committee. Peter Barton Hutt served as chairperson of the Compensation Committee. No current member of our Compensation Committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2017.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 480 Arsenal Way, Watertown, Massachusetts 02472 in writing not later than December 26, 2018.

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2019 Annual Meeting of Stockholders no earlier than the close of business on February 15, 2019 and no later than the close of business on March 17, 2019. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 15, 2019, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the 90th day prior to the 2019 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. This cost includes support for the virtual Annual Meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Selecta's Annual Report on Form 10-K

A copy of Selecta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 20, 2018 without charge upon written request addressed to:

Selecta Biosciences, Inc.
Attention: Corporate Secretary
480 Arsenal Way
Watertown, MA 02472

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2017 at www.selectabio.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ONLINE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ David Abraham
David Abraham
Chief Compliance Officer, General Counsel and Corporate Secretary

Watertown, Massachusetts
April 25, 2018

SELECTA BIOSCIENCES, INC.
480 ARSENAL WAY
WATERTOWN, MA 02472

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SELB2018**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E46222-P05574

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SELECTA BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Omid Farokhzad, M.D.
02) Amir Nashat, Ph.D.
03) Aymeric Sallin

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as Selecta Biosciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Form 10-K are available at www.proxyvote.com.

E46223-P05574

SELECTA BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 15, 2018 9:00 AM, Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Selecta Biosciences, Inc. hereby appoint(s) Werner Cautreels, Ph.D. and David Abraham, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of SELECTA BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 15, 2018, by means of remote communication as authorized by Section 211(a) of the General Corporation Law of the State of Delaware, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side